UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

December 23, 2020 (December 21, 2020)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market
Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace
Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS

Revised Non-Employee Director Compensation Policy

On December 21, 2020, the Board of Directors (the “Board”) of Rimni Street, Inc. (the “Company”) approved, upon the recommendation of the Compensation Committee of the Board, a revised Non-Employee Director Compensation Policy (the “Policy”) to be effective January 1, 2021 (the “Effective Date”). Under the Policy, members of the Board who are not employees of the Company (each, a “Non-Employee Director”) will be compensated for service on the Board as follows:

Cash Retainers

Commencing as of the Effective Date, each Non-Employee Director will be paid an annual cash retainer of $40,000. There are no per-meeting attendance fees for attending Board meetings or meetings of any committee of the Board. Additionally, a Non-Employee Director who serves as Chairman of the Board (or Lead Independent Director when the Chairman is an employee director) will receive an annual cash retainer of $20,000, and the Non-Employee Director serving as Chair of a committee of the Board or as a member of a committee of the Board will be eligible to earn annual cash retainers, as follows, to be paid quarterly in arrears on a prorated basis to each Non-Employee Director who has served in the relevant capacity at any point during the immediately preceding quarter:

Chair of Audit Committee:	$20,000
Member of Audit Committee (excluding Committee Chair):	$10,000
Chair of Nominating and Corporate Governance Committee:	$10,000
Member of Nominating and Corporate Governance Committee (excluding Committee Chair):	$5,000
Chair of Compensation Committee:	$15,000
Member of Compensation Committee (excluding Committee Chair):	$7,500

Equity Compensation

The policy provides for automatic, nondiscretionary Non-Employee Director equity awards subject to the terms of the Company’s 2013 Equity Compensation Plan (the “Plan”), including:

1.    Annual Awards. Each Non-Employee Director shall receive an annual Restricted Stock Unit (“RSU”) award (an “Annual Award”) with a fair market value of $180,000 on the date of grant (rounded down to the nearest whole share) on the date of each annual meeting of stockholders (each, an “Annual Meeting”) vesting upon the earlier of the one-year anniversary of the grant date or the day prior to the Company’s next Annual Meeting occurring after the grant date, provided that the Non-Employee Director continues to be a Service Provider (as defined in the Plan) through the applicable vesting date (unless the Non-Employee Director received a full or prorated New Director Award, as defined below, at or since the date of the Company’s immediately preceding Annual Meeting or is not continuing as a Non-Employee Director after the Annual Meeting).

2.    New Director Awards. Upon a Non-Employee Director’s election to the Board at an Annual Meeting, such Non-Employee Director shall automatically be granted an RSU award (a “New Director Award”) with a fair market value of two times the Annual Award grant value received by each continuing Non-Employee Director on the same date, as described above, rounded down to the nearest whole share. In the event that a Non-Employee Director is not appointed to the Board at an Annual Meeting, upon such newly appointed Non-Employee Director’s appointment to the Board, he or she shall automatically be granted a New Director Award, the value of which shall be prorated based on a formula outlined in the Policy linked to the number of days between the Company’s last Annual Meeting and the date of the new Non-Employee Director’s appointment. Each full or prorated New Director Award will vest and settle into shares of the Company’s common stock as to (i) 50% of the shares upon the earlier of the one year anniversary of the grant date or the day prior to the Company’s next Annual Meeting occurring after the grant date, and (ii) 50% of the shares upon the earlier of the two year anniversary of the grant date or the day prior to the Company’s second Annual Meeting occurring after the grant date, in each case, provided that the Non-Employee Director continues to serve as a Service Provider through the applicable vesting date.

Fair Market Value of Equity Compensation

The fair market value of the equity granted under the Policy will generally be based on the market price of the Company’s common stock at the time of grant.

Expenses

Each Non-Employee Director’s reasonable, customary and properly documented travel expenses to attend Board/Committee meetings will be reimbursed by the Company.

The foregoing description of the Policy is qualified by reference to the full text of the Policy, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Director Restricted Stock Unit Grants - January 2021 Pro-rated Annual Grant and One-Time Alignment Grants

The Policy transitions the timing of future Non-Employee Director equity awards to align with the election of directors at the Company’s Annual Meeting and ensuing term of service of the directors. To compensate the current Non-Employee Directors of the Company (who did not receive a New Director Grant in 2020), the Board, upon the recommendation of the Compensation Committee, approved a grant of RSUs to be effective January 4, 2020, to each of the continuing Non-Employee Directors who were not new directors in 2020 (the “Continuing Directors”) with a fair market value of $75,000 (to align with the increased annual equity compensation in effect under the Policy as of January 1, 2021) to vest in full on June 2, 2021, subject to such Continuing Director remaining a Non-Employee Director as of such grant and vesting date, as applicable.

Further, to align the equity compensation of our one newly-elected director in 2020, Mr. Jay Snyder, with those of the Continuing Directors following the increase in the value of the annual equity compensation under the Policy, the Board, upon the recommendation of the Compensation Committee, approved (i) a grant of RSUs to be effective January 4, 2021 with fair market value of $12,500, rounded down to the nearest whole share, vesting in full on June 2, 2021, and (ii) a grant of RSUs to Mr. Snyder in June 2021 on the same date that Annual Awards are granted to Non-Employee Directors under the Policy (provided he remains a Non-Employee Director as of such date), with a fair market value of $30,000, rounded down to the nearest whole share, vesting in full on the earlier of the one year anniversary of the grant date or the day prior to the Company’s next Annual Meeting occurring after the grant date, in each case provided that he continues to serve as a Service Provider through the applicable vesting date.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

10.1†	Non-Employee Director Compensation Policy Effective January 1, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
__________________________________________________
† Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: December 23, 2020	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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